UNITED  STATES
                   SECURITIES  AND  EXCHANGE  COMMISSION


                          WASHINGTON,  DC  20549


                                  FORM  8-K

                             CURRENT  REPORT

              PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE
                      SECURITIES  EXCHANGE  ACT  OF  1934



     DATE  OF  REPORT  (DATE  OF  EARLIEST  EVENT  REPORTED)  FEBRUARY  25, 2000
                                                              ------------------



                       EQCC HOME EQUITY LOAN TRUST 1999-2
                       ----------------------------------
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




                                                    59-3582804
        DELAWARE              333-71489             59-3582805
        --------              ---------             ----------
        (STATE OR OTHER       (COMMISSION FILE      (IRS EMPLOYER
        JURISDICTION OF       NUMBER)               IDENTIFICATION NO.)
        INCORPORATION



                         EQCC HOME EQUITY LOAN TRUST 1999-2
                            10401 DEERWOOD PARK BLVD.
                           JACKSONVILLE, FLORIDA 32256


                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                    ----------------------------------------

     REGISTRANT'S  TELEPHONE  NUMBER  INCLUDING  AREA  CODE:  (904)  457-5000

ITEM  5.          OTHER  EVENTS
                  -------------

     THE REGISTRANT HEREBY INCORPORATES BY REFERENCE THE INFORMATION CONTAINED IN EXHIBIT 99 HERETO IN RESPONSE TO THIS ITEM 5.


ITEM  7.          FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL  STATEMENTS  AND
                  --------------------------------------------------------------
                  EXHIBITS
                  --------

(C)     EXHIBITS

99          TRUSTEE'S  REMITTANCE  REPORT  IN  RESPECT  OF  THE  FEBRUARY  2000,
            REMITTANCE  DATE.

                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                    SERIES EQCC HOME EQUITY LOAN TRUST 1999-2
                    -----------------------------------------
                                   (REGISTRANT)

                        EQUICREDIT CORPORATION OF AMERICA
                        ---------------------------------
                                AS REPRESENTATIVE


DATED:     FEBRUARY  29,  2000            BY:/S/JAMES B. DODD
           -------------------              -----------------
                                          NAME: JAMES B. DODD
                                          TITLE: VICE PRESIDENT/GENERAL COUNSEL
                                                 (DULY  AUTHORIZED  OFFICER)

                                     ------
                                INDEX TO EXHIBITS
                                -----------------



EXHIBIT
NUMBER                         EXHIBIT
------                         -------

99     TRUSTEE'S  REMITTANCE  REPORT  IN RESPECT OF THE FEBRUARY 2000 REMITTANCE
       DATE.